EXHIBIT 2.4

Execution Version

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of December 30, 2022, among IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”), a sociedad anónima organized under the laws of Argentina, The Bank of New York Mellon, a corporation organized under the laws of the State of New York authorized to conduct a banking business, as trustee (the “Trustee”), co-registrar, principal paying agent and transfer agent, and Banco Santander Argentina S.A., a bank duly incorporated and existing under the laws of Argentina, as registrar, paying agent, transfer agent and representative of the Trustee in Argentina (the “Representative of the Trustee in Argentina”).

WITNESSETH

WHEREAS, pursuant to an exchange offer memorandum dated as of May 16, 2022, as amended by the early participation press release dated June 2, 2022, and as further amended by the extension press releases dated June 16, 2022 and June 28, 2022 (the “Exchange Offer Memorandum”) IRSA invited holders to exchange any and all of their 8.750% Senior Notes due 2023 originally issued by IRSA Propiedades Comerciales S.A. for 8.750% Senior Notes due 2028 to be issued by IRSA (the “Offer to Exchange”);

WHEREAS, upon the expiration of the Offer to Exchange, IRSA, the Trustee and the Representative of the Trustee in Argentina executed an indenture, dated as of July 8, 2022 (the “Indenture”), providing for the issuance by IRSA of an aggregate principal amount of US$171,202,815 8.750% Senior Notes due 2028 (the “Notes”), which Notes are currently represented by a Rule 144A Global Security and a Regulation S Global Security;

WHEREAS, under the Section entitled “Description of the New Notes”, the Exchange offer Memorandum provides that (i) the Interest Payment Dates of the Notes shall be June 22 and December 22 of each year, (ii) the Regular Record Dates of the Notes shall be June 21 or December 21, immediately preceding the relevant Interest Payment Date, (iii) principal on the Notes shall be paid in five annual installments on June 22, 2024, June 22, 2025, June 22, 2026, June 22, 2027 and June 22, 2028, (iv) the First Call Date of the Notes shall be June 22, 2025, and (v) optional scheduled redemption of the Notes shall be available on or after June 22, 2025;

WHEREAS, the Indenture, the form of Global Security attached to the Indenture as Exhibit A, the form of Certificated Security attached to the Indenture as Exhibit B, and the Global Securities representing the Notes provide that (i) the Interest Payment Dates of the Notes shall be July 8 and January 8 of each year, (ii) the Regular Record Dates of the Notes shall be July 7 or January 7, immediately preceding the relevant Interest Payment Date, (iii) principal on the Notes shall be paid in five annual installments on July 8, 2024, July 8, 2025, July 8, 2026, July 8, 2027 and July 8, 2028, (iv) the First Call Date of the Notes shall be July 8, 2025, and (v) optional scheduled redemption of the Notes shall be available on or after July 8, 2025, which dates are inconsistent with the dates provided for in the Exchange Offer Memorandum;

WHEREAS, IRSA wishes to amend the Indenture, the form of Global Security attached to the Indenture as Exhibit A, the form of Certificated Security attached to the Indenture as Exhibit B, and the Global Securities representing the Notes as set forth in this First Supplemental Indenture to conform the Indenture, the form of Global Security attached to the Indenture as Exhibit A, the form of Certificated Security attached to the Indenture as Exhibit B, and the Global Securities representing the Notes to the “Description of the New Notes” in the Exchange Offer Memorandum;

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WHEREAS, pursuant to Section 7.1(f) of the Indenture, each of IRSA, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time, without the consent of the Holders of the Notes, enter into a supplemental indenture to make any modification to conform the Indenture to the “Description of the New Notes” in the Exchange Offer Memorandum;

WHEREAS, IRSA has duly authorized the execution and delivery of this First Supplemental Indenture at a meeting of its Board of Directors dated as of May 16, 2022, and a copy of such resolution has been delivered to the Trustee;

WHEREAS, pursuant to Sections 7.4 and 12.5 of the Indenture, IRSA has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel; and

WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this First Supplemental Indenture and to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned such terms in the Indenture.

(2) Amendment to Indenture.

a.	The definitions of “Interest Payment Date”, “Regular Record Date” and “Stated Maturity” in Section 1.1 of the Indenture are hereby amended and restated as follows:

“Interest Payment Date” means June 22 and December 22 of each year.

“Regular Record Date” means June 21 or December 21 preceding each Interest Payment Date, whether or not a Business Day.

“Stated Maturity” means the final maturity date of the Securities, which is June 22, 2028.

b.	Section 10.5(a) of the Indenture is hereby amended and restated as follows:

“(a) Prior to June 22, 2025 (the “First Call Date”), IRSA may, at its option, redeem the Securities, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the outstanding principal amount of the Securities and (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (excluding accrued but unpaid interest to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi- annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.”

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c.	Section 10.6 of the Indenture is hereby amended and restated as follows:

“Section 10.6. Optional Scheduled Redemption. On and after June 22, 2025, IRSA may redeem the Securities, at its option, in whole at any time or in part from time to time, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued and unpaid interest to, but excluding, the Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on June 22 of any year set forth below:

Year	Redemption Price
2025	104.3750%
2026	102.1875%
2027 and thereafter	100.000%”

(3) Amendment to Global Securities, Form of Global Security and Form of Certificated Security.

a.

The sections entitled “Interest Rate”, “Interest Payment Dates”, “Regular Record Dates” and “Stated Maturity Date” and the amortization schedule set forth in the Global Securities representing the Notes and the Form of Face of Global Security attached as Exhibit A to the Indenture and the Form of Face of Certificated Security attached as Exhibit B to the Indenture are hereby amended and restated as follows:

“Interest Payment Dates:	June 22 and December 22 of each year, commencing December 22, 2022

Regular Record Dates:	June 21 and December 21 preceding each Interest Payment Date, whether or not a Business Day

Stated Maturity Date:	June 22, 2028

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%”

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b.

Section 1 of the Global Securities representing the Notes, the Form of Reverse of Security attached as Exhibit A to the Indenture and the Form of Reverse of Security attached as Exhibit B to the Indenture is hereby amended and restated as follows:

“IRSA Inversiones y Representaciones S.A., a sociedad anónima organized under the laws of Argentina (“IRSA”) will issue the Securities in denominations of U.S.$1.00 and denominations of U.S.$1.00 in excess thereof.  The Stated Maturity Date of the Securities is June 22, 2028.

The principal amount of the Securities will be payable in consecutive annual installments commencing on June 22, 2024, and annually on every other Principal Payment Date thereafter. The final installment of the principal will, in any event, equal the then outstanding aggregate principal balance of the Securities and will be payable together with the accrued and unpaid interest thereon and any other amounts then owing by IRSA under the Securities.

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%”

In the case of any partial redemption or repurchase of Securities, the reduction in the principal balance of the Securities will be applied to reduce the remaining scheduled payment of installments of principal and corresponding percentages on a pro rata basis. The foregoing percentages shall also be adjusted pro rata upon the issuance of Additional Securities.

IRSA promises to pay interest on the principal amount of this Security on June 22 and December 22 of each year, commencing December 22, 2022 (each, an “Interest Payment Date”, and together with the Principal Payment Dates, each Redemption Date, the Stated Maturity Date, any date fixed for repurchase and any other date on which any payment of principal, interest or any other amount is due, the “Payment Dates”) at the rate of 8.750% per year.  Interest shall accrue from the most recent date to which interest has been paid on the Securities, or, if no interest has been paid, from and including July 8, 2022.”

c.

The first paragraph under the heading “Optional Make-Whole Redemption” in Section 5 of the Global Securities representing the Notes, the Form of Reverse of Security attached as Exhibit A to the Indenture and the Form of Reverse of Security attached as Exhibit B to the Indenture is hereby amended and restated as follows:

“Prior to June 22, 2025, (the “First Call Date”) IRSA may, at its option, redeem the Securities, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the outstanding principal amount of the Securities and (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (excluding accrued but unpaid interest to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.”

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d.

The paragraph under the heading “Optional Scheduled Redemption” in Section 5 of the Global Securities representing the Notes, the Form of Reverse of Security attached as Exhibit A to the Indenture and the Form of Reverse of Security attached as Exhibit B to the Indenture is hereby amended and restated as follows:

“On and after June 22, 2025, IRSA may redeem the Securities, at its option, in whole at any time or in part from time to time, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued and unpaid interest to, but excluding, the Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Payment Date), if redeemed during the 12-month period commencing on June 22 of any year set forth below:

Year	Redemption Price
2025	104.3750%
2026	102.1875%
2027 and thereafter	100.000%”

e.

Section 11 of the Global Securities representing the Notes, the Form of Reverse of Security attached as Exhibit A to the Indenture and the Form of Reverse of Security attached as Exhibit B to the Indenture is hereby amended and restated as follows:

“Without the consent of any Holder, IRSA, when authorized by a resolution of its Board of Directors, and the Trustee may, among other things, supplement the Indenture or the Securities to add to the covenants of IRSA further covenants, restrictions, conditions or provisions for the benefit of the Holders or to surrender any right or power herein conferred upon IRSA; to evidence the succession for another Person to IRSA and the assumption by any such successor of the covenants and obligations of IRSA in the Securities and in the Indenture; to comply with any requirements of the CNV, BYMA, MAE or the SEC in specific cases; to conform the text of the Indenture to the “Description of the New Notes” in the Exchange Offer Memorandum; to make modifications which are minor or technical nature, or correcting or supplementing any ambiguous, inconsistent or defective provision; or to make any other changes which do not adversely affect the rights of any of the Holders in any material respect.”

(4) Amended and Restated Forms; Global Securities. In order the give effect to the amendments to the Global Securities, the Form of Global Security and the Form of Certificated Security described in Section 3 of this First Supplemental Indenture, Annex A and Annex B hereto shall (i) replace Exhibit A and Exhibit B of the Indenture, respectively, and (ii) amended and restated Global Securities will be delivered to each Holder in the form of Exhibit A of the Indenture, as amended by this First Supplemental Indenture in exchange for the existing Global Securities in accordance with the request of IRSA pursuant to Section 7.5 of the Indenture.

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(5) Effectiveness. This First Supplemental Indenture shall become effective on the date hereof upon execution of this First Supplemental Indenture by all of the parties hereto.

(6) Governing Law; Waiver of Jury Trial. This First Supplemental Indenture will be governed by and subject to the provisions of Section 12.7 (Governing Law; Consent to Jurisdiction; Waiver of Immunity; Currency Indemnity) and Section 12.8 (Waiver of Jury Trial) of the Indenture.

(7) Counterparts. This First Supplemental Indenture may be executed in one or more duplicate counterparts and by electronic transmission and when signed by all of the parties listed below shall constitute a single binding agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Supplemental Indenture shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(8) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(9) Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Upon the execution and delivery of this Indenture by the parties hereto, each reference in the Indenture to “this Indenture,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Indenture, as affected and amended by this First Supplemental Indenture. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby.

(10) Address for Notices. All notices or other communications to IRSA shall be addressed as contemplated by Section 12.4 of the Indenture.

(11) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of, and makes representations with respect to, (a) the validity or sufficiency of this First Supplemental Indenture, (b) the proper authorization hereof by the other parties hereto by corporate action or otherwise, (c) the due execution hereof by any other party hereto, (d) the consequences (direct or indirect and whether deliberate or inadvertent) of the amendments to the Indenture and the Notes provided for herein, (e) the form or substance of this First Supplemental Indenture or the validity or adequacy of this First Supplemental Indenture, or (f) the validity, sufficiency or correctness of the recitals contained herein, all of which recitals are made solely by IRSA. All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this First Supplemental Indenture as fully and with like effect as if set forth herein in full. IRSA hereby affirms its obligations under Section 5.6 (Compensation and Indemnification of Trustee and Its Prior Claim) of the Indenture to indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys’ fees) incurred by the Trustee in connection with its execution and performance of this First Supplemental Indenture. IRSA hereby reaffirms its obligations under Section 5.6 of the Indenture to indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys’ fees) incurred by it in connection with its execution and performance of this First Supplemental Indenture. This indemnity shall survive the payment of the Notes, the satisfaction and discharge of the Indenture and/or the resignation or removal of the Trustee as expressly provided in Section 5.6 (Compensation and Indemnification of Trustee and Its Prior Claim) of the Indenture.

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(12) Sanctions. IRSA covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the U.S. Government, (including, the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”). IRSA covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to the Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

IRSA INVERSIONES Y REPRESENTACIONES SOCIEDAD ANÓNIMA

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

BANCO SANTANDER ARGENTINA S.A. as Representative of the Trustee in Argentina

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

Annex A

FORM OF FACE OF GLOBAL SECURITY

IRSA INVERSIONES Y REPRESENTACIONES S.A.

[Rule 144A][Regulation S] Global Security

[INCLUDE FOLLOWING RESTRICTIVE LEGEND FOR A RULE 144A GLOBAL SECURITY (UNLESS SUCH LEGEND MAY BE REMOVED PURSUANT TO THE INDENTURE):  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO IRSA INVERSIONES Y REPRESENTACIONES S.A. OR ITS SUBSIDIARIES (II) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN ACCORDANCE WITH RULE 144A, (III) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

[INCLUDE FOLLOWING RESTRICTIVE LEGEND FOR A REGULATION S GLOBAL SECURITY (UNLESS SUCH LEGEND MAY BE REMOVED PURSUANT TO THE INDENTURE):  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

A-1

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY AFTER FORTY (40) DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DATE ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY.]

UNLESS (1) THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO IRSA INVERSIONES Y REPRESENTACIONES S.A. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, (2) ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND (3) ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF INTERESTS IN THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

[INCLUDE THE FOLLOWING LEGEND FOR A SECURITY THAT IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES

THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. UPON REQUEST, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS SECURITY (1) THE ISSUE PRICE AND ISSUE DATE OF THE SECURITY, (2) THE AMOUNT OF OID ON THE SECURITY, AND (3) THE ORIGINAL YIELD TO MATURITY OF THE SECURITY. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT CARLOS M. DELLA PAOLERA 261, 9TH FLOOR, CITY OF BUENOS AIRES, ARGENTINA, ATTN: MATÍAS I. GAIVIRONSKY / LEONARDO MAGLIOCCO.]

A-2

IRSA INVERSIONES Y REPRESENTACIONES S.A.

8.750% Senior Notes due 2028

IRSA Inversiones y Representaciones S.A. was organized as a stock corporation (sociedad anónima) under the laws of Argentina for a term expiring on April 5, 2043 and was registered on June 23, 1943 under No. 284, Page 291, Book 66, volume A of the Public Registry of Commerce of the City of Buenos Aires, Argentina, and its registered domicile is at Carlos M. Della Paolera 261, 9th Floor, City of Buenos Aires, Argentina.

No. [A-][S-][ ]

CUSIP No.:	[Rule 144A, CUSIP No. 450047 AH8
[Regulation S, CUSIP No. P58809 BH9]

ISIN No.:	[Rule 144A, ISIN US450047AH8]
[Regulation S, ISIN USP58809BH95]

Common Code No:

IRSA Inversiones y Representaciones S.A., a sociedad anónima organized under the laws of Argentina (“IRSA”), for value received, promises to pay to Cede & Co., the nominee for The Depository Trust Company, or registered assigns, the principal sum of __________________ U.S. Dollars (U.S.$[___]), as revised by the Schedule of Increases or Decreases in Global Security attached hereto on each Principal Payment Date in accordance with the amortization table set forth below..

Interest Rate:	8.750%
Interest Payment Dates:	June 22 and December 22 of each year, commencing December 22, 2022
Regular Record Dates:	June 21 and December 21 preceding each Interest Payment Date, whether or not a Business Day
Stated Maturity Date:	June 22, 2028

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%”

Additional provisions of this Security are set forth on the other side of this Security.

[Signature page follows]

A-3

IN WITNESS WHEREOF, IRSA Inversiones y Representaciones S.A. has caused this Global Security to be duly executed.

IRSA INVERSIONES Y REPRESENTACIONES S.A.

By:
Name:
Title:

By:
Name:
Title:

A-4

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Date:

A-5

FORM OF REVERSE OF SECURITY

8.750% Senior Notes Due 2028

1. Principal and Interest

IRSA INVERSIONES Y REPRESENTACIONES S.A., a sociedad anónima organized under the laws of Argentina (“IRSA”) will issue the Securities in denominations of U.S.$1.00 and denominations of U.S.$1.00 in excess thereof.  The Stated Maturity Date of the Securities is June 22, 2028.

The principal amount of the Securities will be payable in consecutive annual installments commencing on June 22, 2024, and annually on every other Principal Payment Date thereafter. The final installment of the principal will, in any event, equal the then outstanding aggregate principal balance of the Securities and will be payable together with the accrued and unpaid interest thereon and any other amounts then owing by IRSA under the Securities.

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%”

In the case of any partial redemption or repurchase of Securities, the reduction in the principal balance of the Securities will be applied to reduce the remaining scheduled payment of installments of principal and corresponding percentages on a pro rata basis. The foregoing percentages shall also be adjusted pro rata upon the issuance of Additional Securities.

IRSA promises to pay interest on the principal amount of this Security on June 22 and December 22 of each year, commencing December 22, 2022 (each, an “Interest Payment Date”, and together with the Principal Payment Dates, each Redemption Date, the Stated Maturity Date, any date fixed for repurchase and any other date on which any payment of principal, interest or any other amount is due, the “Payment Dates”) at the rate of 8.750% per year.  Interest shall accrue from the most recent date to which interest has been paid on the Securities, or, if no interest has been paid, from and including July 8, 2022.

A-6

2. Payment of Principal and Interest

Interest (and principal, if any, payable other than at Stated Maturity or upon acceleration or repurchase) shall be payable in immediately available funds to the Person in whose name a Security is registered at the close of business on the Record Date next preceding each Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Payment Date; provided that interest payable at Stated Maturity or upon acceleration or repurchase shall be payable to the Person to whom principal will be payable; and provided further, that if and to the extent IRSA defaults in the payment of the interest, including any Additional Amounts, due on such Payment Date, such defaulted interest, including any Additional Amounts, shall be paid to the Person in whose names such Securities are registered at the end of a subsequent record date established by IRSA by notice given by or on behalf of IRSA to the Holders of the Securities not less than fifteen (15) days preceding such special record date, such record date to be not less than fifteen (15) days preceding the date of payment in respect of such defaulted interest.

Payment of the principal of and any premium,  Additional Amounts and other amounts on or in respect of any Security at Stated Maturity or upon acceleration or repurchase shall be made to the registered Holder on such date in immediately available funds to the person in whose name such Security is registered upon presentation (and if final payment) surrender of such Security at the Corporate Trust Office or at the specified office of any other Paying Agent; provided that the Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures.  Payments of the principal of and any premium, interest, Additional Amounts and other amounts on or in respect of Securities to be made other than at Stated Maturity or upon redemption shall be made by check mailed on or before the due date for such payments to the address of the Person entitled thereto as it appears in the Register; provided that (a) DTC, as Holder of the Global Securities, shall be entitled to receive payments of interest by wire transfer of immediately available funds, and (b) a Holder of at least US$1,000,000 in aggregate principal or face amount of Securities shall be entitled to receive payments of interest by wire transfer of immediately available funds to an account maintained by such Holder at a bank located in the United States as may have been appropriately designated by such Holder to the Trustee in writing no later than fifteen (15) days prior to the date such payment is due.

Payments of interest with respect to any Payment Date will include interest accrued to but excluding such Payment Date. Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each and, in the case of an incomplete month, the number of days elapsed.

If any Payment Date is not a Business Day, such Payment Date shall be the next Business Day succeeding such Business Day with the same force and effect as if made on the due date and no interest on such payment will accrue from and after such due date.

A-7

In the event of any foreign exchange restriction or prohibition in Argentina, IRSA shall make any and all payments in respect of interest on, or principal of, the Securities, to the extent permitted by applicable law, in U.S. dollars by:

(a) purchasing, with Pesos any series of Argentine Discount Bonds or Argentine Par Bonds or any other securities or public or private bonds issued in Argentina and denominated in U.S. dollars and transferring and selling such securities outside Argentina for U.S. dollars, or

(b) by means of any other legal procedure existing in Argentina for the purchase of U.S. dollars and their subsequent transfer abroad.

All costs and taxes payable in connection with the procedures referred to above shall be borne by IRSA.  IRSA’s payment obligations may only be deemed satisfied and discharged upon receipt by the relevant Holder or the Trustee, as the case may be, of the U.S. dollar amounts obtained through the transactions specified above necessary to satisfy the relevant amount owing on the Securities.

3. Trustee and Agents

Initially, The Bank of New York Mellon shall act as trustee (the “Trustee”), Co-Registrar, Principal Paying Agent and Transfer Agent.  Banco Santander Argentina S.A. shall act as Registrar, Paying Agent, Transfer Agent and representative of the Trustee in Argentina (the “Representative of the Trustee in Argentina”). IRSA may appoint and change any Paying Agent, Registrar or Co-Registrar without notice to any Holder. IRSA may act as Paying Agent, Registrar or Co-Registrar.

4. Indenture

IRSA originally issued the Securities under an Indenture, dated as of July 8, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among IRSA, the Trustee and the Representative of the Trustee in Argentina. The terms of the Securities include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as amended or supplemented from time to time.

The Securities are senior unsecured obligations of IRSA. Subject to the conditions set forth in the Indenture and without the consent of the Holders, IRSA may issue Additional Securities. All Securities shall be treated as a single class of securities under the Indenture. The Indenture imposes certain limitations, subject to certain exceptions, on, among other things, the ability of IRSA to incur additional Indebtedness, make Restricted Payments, incur in certain Liens, enter into certain Affiliate transactions, or consolidate or merge or transfer or convey all or substantially all of IRSA’s assets.

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5. Optional Redemption

Redemption for Taxation Reasons

The Securities may be redeemed at IRSA’s option in whole, but not in part, at any time, on giving not less than 5 nor more than 60 days’ written notice (which will be irrevocable) to the Trustee and the Holders and, if applicable, the CNV, at 100% of the principal amount thereof, together with any accrued but unpaid interest and any Additional Amounts to, but excluding, the date fixed for redemption, if, as a result of any change in, or amendment to, the laws (or any regulations or rulings issued thereunder) of Argentina or any other jurisdiction in which IRSA is organized or is resident for tax purposes or through which payment on the Securities is made, or any political subdivision thereof or any authority therein (each, an “Applicable Jurisdiction”), or any change in the application, administration or official interpretation of such laws, regulations or rulings, including, without limitation, the holding of a court of competent jurisdiction (a “Change in Tax Law”), IRSA has or will become obligated to pay Additional Amounts on or in respect of the Securities, which change or amendment is announced and becomes effective on or after the date of issuance of the Securities, and IRSA determines in good faith that such obligation cannot be avoided by taking reasonable measures available to IRSA (provided that reasonable measures shall not include changing IRSA’s jurisdiction of organization or the location of IRSA’s principal executive office or incurring any cost or expense that IRSA deems in good faith to be material). Prior to the distribution of any notice of redemption pursuant to this paragraph, IRSA will deliver to the Trustee (i) an Officer’s Certificate stating that IRSA has or will become obligated to pay Additional Amounts as a result of a Change in Tax Law, and that such obligation cannot be avoided by IRSA taking reasonable measures available to IRSA and (ii) an opinion of independent legal counsel qualified under the laws of Argentina to the effect that IRSA is or would become obligated to pay Additional Amounts as a result of a Change in Tax Law. The Trustee will be entitled to accept such certificate and opinion of counsel as sufficient evidence of the satisfaction of the conditions precedent contained in the second preceding sentence, in which event it will be conclusive and binding on the Holders of the Securities. In all cases Holders of the Securities shall be treated on an equal basis.

Optional Make-Whole Redemption

Prior to June 22, 2025, (the “First Call Date”) IRSA may, at its option, redeem the Securities, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the outstanding principal amount of the Securities and (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (excluding accrued but unpaid interest to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

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“Treasury Rate” means, with respect to any Redemption Date, the yield determined by IRSA in accordance with the following two paragraphs:

The Treasury Rate shall be determined by IRSA after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, IRSA shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the First Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the First Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, IRSA shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the First Call Date, as applicable. If there is no United States Treasury security maturing on the First Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the First Call Date, one with a maturity date preceding the First Call Date and one with a maturity date following the First Call Date, IRSA shall select the United States Treasury security with a maturity date preceding the First Call Date. If there are two or more United States Treasury securities maturing on the First Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, IRSA shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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IRSA’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.  The Trustee shall have no obligation to calculate or verify any calculation of the redemption price.

Optional Scheduled Redemption

On and after June 22, 2025, IRSA may redeem the Securities, at its option, in whole at any time or in part from time to time, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued and unpaid interest to, but excluding, the Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Payment Date), if redeemed during the 12-month period commencing on June 22 of any year set forth below:

Year	Redemption Price
2025	104.3750%
2026	102.1875%
2027 and thereafter	100.000%

Redemption Procedures

If IRSA is redeeming less than all of the Securities at any time, Securities in global form to be redeemed shall be selected for redemption in accordance with the applicable procedures of DTC, or, in the case of Securities in certificated form, the Trustee will select the Securities to be redeemed (a) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities are listed or (b) on a pro rata basis to the extent practicable.

Notices of redemption shall be mailed by first-class mail, postage prepaid, at least 5 but not more than 60 days before the Redemption Date (or, at least 30 but not more than 60 days before the Redemption Date in the event of a redemption as described in Section 3.21(f) of the Indenture) to each Holder of Securities at such Holder’s registered address (or, in the case of Securities in global form, given electronically in accordance with the applicable procedures of DTC), except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. If any Security is to be purchased or redeemed in part only, any notice of redemption that relates to such Security shall state the portion of the principal amount thereof that has been or is to be purchased or redeemed.

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6. Mandatory Repurchase Provisions – Change of Control Offer

Upon the occurrence of a Change of Control Triggering Event, each Holder of Securities shall have the right to require that IRSA purchase all or a portion (in integral multiples of U.S.$1.00) of the Holder’s Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to (and excluding) the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurs, IRSA must make a Change of Control Offer pursuant to a notice in accordance with the Indenture. This notice shall state, among other things, the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date the notice is given, other than as may be required by applicable law.

7. Denominations; Transfer; Exchange

The Securities are in fully registered form without coupons, and only in minimum denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Co-Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Co-Registrar shall be entitled to request such evidence reasonably satisfactory to it documenting the identity and/or signatures of the transferor and the transferee. The Co-Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before the giving of a notice of Securities to be redeemed and ending on the date of such notice or (ii) any Securities for a period beginning 15 days before a Payment Date and ending on such Payment Date.

8. Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to IRSA at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to IRSA and not to the Trustee for payment.

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10. Discharge Prior to Redemption or Maturity

Subject to certain conditions set forth in the Indenture, IRSA at any time may terminate some or all of its obligations under the Securities and the Indenture if IRSA deposits with the Trustee U.S. Dollars and/or U.S. Government Obligations for the payment of principal of and interest on the Securities to redemption or maturity, as the case may be.

11. Amendment, Waiver

(a) Without the consent of any Holder, IRSA, when authorized by a resolution of its Board of Directors, and the Trustee may, among other things, supplement the Indenture or the Securities to add to the covenants of IRSA further covenants, restrictions, conditions or provisions for the benefit of the Holders or to surrender any right or power herein conferred upon IRSA; to evidence the succession for another Person to IRSA and the assumption by any such successor of the covenants and obligations of IRSA in the Securities and in the Indenture; to comply with any requirements of the CNV, BYMA, MAE or the SEC in specific cases; to conform the text of the Indenture to the “Description of the New Notes” in the Exchange Offer Memorandum; to make modifications which are minor or technical nature, or correcting or supplementing any ambiguous, inconsistent or defective provision; or to make any other changes which do not adversely affect the rights of any of the Holders in any material respect.

(b) Pursuant to and in accordance with the Indenture, (i) the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any Default or Event of Default under the Indenture may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then Outstanding Securities. However, without the consent of at least 90% of the Holders of the Outstanding Securities directly affected thereby, no amendment may, among other things, extend the scheduled due date for the payment of principal of, premium, if any, or any installment of interest on any such Security; reduce the principal amount of, the stated rate of interest on or the premium payable upon redemption of the Securities, reduce IRSA’s obligation to pay Additional Amounts on the Securities, shorten the period during which IRSA is not permitted to redeem the Securities, change the required places at which the Securities or the premium or interest thereon is payable, reduce the percentage of the aggregate principal amount of the Securities necessary to modify, amend or supplement the Indenture or the Securities, or for waiver of compliance with certain provisions thereof or for waiver of certain defaults or reduce the percentage of aggregate principal amount of Outstanding Securities required for the adoption of a resolution or the quorum required at any meeting of Holders of such Securities at which a resolution is adopted or to consent to any amendments through written consent.

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12. Defaults and Remedies

If an Event of Default occurs and is continuing, the Trustee at the direction of the Holders of at least 25% in aggregate principal amount of the then Outstanding Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default, which shall result in the Securities being due and payable immediately upon the occurrence of such Events of Default. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity and/or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate principal amount of the outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13. Trustee Dealings with IRSA

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by IRSA and may otherwise deal with IRSA with the same rights it would have if it were not Trustee.

14. No Recourse Against Others

No past, present or future incorporator, director, officer, employee, shareholder or controlling person, as such, of IRSA, shall have any liability for any obligations of IRSA under the Securities, or the Indenture or for any claims based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

15. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) signs the certificate of authentication on the other side of this Security by manual, facsimile or electronic signature.

16. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

17. CUSIP or ISIN Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures IRSA has caused CUSIP or ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP or ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

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18. Governing Law

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

19. Currency of Account; Conversion of Currency

U.S. Dollars is the sole currency of account and payment for all sums payable by IRSA under or in connection with the Securities, or the Indenture. IRSA shall indemnify the Holders and the Trustee as provided in respect of the conversion of currency relating to the Securities and the Indenture.

20. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

IRSA has agreed that any suit, action or proceeding arising out of or based upon the Indenture or the Securities may be instituted in any New York state or U.S. federal court in The City of New York, New York. IRSA has irrevocably submitted to the jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury, any objection it may now or hereafter have to the laying of venue of any such proceeding, and any claim it may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum and any right to the jurisdiction of any other courts to which any of them may be entitled, on account of place of residence or domicile. IRSA has appointed Cogency Global Inc., 122 East 42nd Street, 18th Floor, New York, New York, 10168, as its authorized agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the Securities which may be instituted in any New York state or U.S. federal court in The City of New York, New York. To the extent that IRSA has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to it or any of their property, IRSA has irrevocably waived and agreed not to plead or claim such immunity in respect of its obligations under the Indenture or the Securities.

Nothing in the preceding paragraph shall affect the right of the Trustee or any Holder of the Securities to serve process in any other manner permitted by law.

IRSA shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

IRSA Inversiones y Representaciones S.A.

Carlos M. Della Paolera 261, 9th floor,

City Of Buenos Aires, Argentina

Attn: Matías I. Gaivironsky / Leonardo Magliocco

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is U.S.$☐.  The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

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Annex B

FORM OF FACE OF GLOBAL SECURITY

IRSA INVERSIONES Y REPRESENTACIONES S.A.

[Rule 144A][Regulation S] Certificated Security

INCLUDE FOLLOWING RESTRICTIVE LEGEND FOR A RULE 144A SECURITY (UNLESS SUCH LEGEND MAY BE REMOVED PURSUANT TO THE INDENTURE):  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO IRSA INVERSIONES Y REPRESENTACIONES S.A. OR ITS SUBSIDIARIES (II) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN ACCORDANCE WITH RULE 144A, (III) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

[INCLUDE FOLLOWING RESTRICTIVE LEGEND FOR A REGULATION S SECURITY (UNLESS SUCH LEGEND MAY BE REMOVED PURSUANT TO THE INDENTURE):  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY AFTER FORTY (40) DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DATE ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY.]

B-1

            [INCLUDE THE FOLLOWING LEGEND FOR A SECURITY THAT IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES:

            THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. UPON REQUEST, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS SECURITY (1) THE ISSUE PRICE AND ISSUE DATE OF THE SECURITY, (2) THE AMOUNT OF OID ON THE SECURITY, AND (3) THE ORIGINAL YIELD TO MATURITY OF THE SECURITY. SUCH REQUEST SHOULD BE SENT TO THE ISSUER AT CARLOS M. DELLA PAOLERA 261, 9TH FLOOR, CITY OF BUENOS AIRES, ARGENTINA, ATTN: MATÍAS I. GAIVIRONSKY / LEONARDO MAGLIOCCO.]

IRSA INVERSIONES Y REPRESENTACIONES S.A.

8.750% Senior Notes due 2028

IRSA Inversiones y Representaciones S.A. was organized as a stock corporation (sociedad anónima) under the laws of Argentina for a term expiring on April 5, 2043 and was registered on June 23, 1943 under No. 284, Page 291, Book 66, volume A of the Public Registry of Commerce of the City of Buenos Aires, Argentina, and its registered domicile is at Carlos M. Della Paolera 261, 9th Floor, City of Buenos Aires, Argentina.

No. [A-][S-][ ]

CUSIP No.:	[Rule 144A, CUSIP No. 450047 AH8
[Regulation S, CUSIP No. P58809 BH9]

ISIN No.:	[Rule 144A, ISIN US450047AH8]
[Regulation S, ISIN USP58809BH95]

B-2

Common Code No:

IRSA Inversiones y Representaciones S.A., a sociedad anónima organized under the laws of Argentina (“IRSA”), for value received, promises to pay to ________________________, or registered assigns, the principal sum of __________________ U.S. Dollars (U.S.$[___]), on each Principal Payment Date in accordance with the amortization table set forth below.

Interest Rate:	8.750%

Interest Payment Dates:	June 22 and December 22 of each year, commencing December 22, 2022

Regular Record Dates:	June 21 and December 21 preceding each Interest Payment Date, whether or not a Business Day

Stated Maturity Date:	June 22, 2028

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%”

Additional provisions of this Security are set forth on the other side of this Security.

[Signature page follows]

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IN WITNESS WHEREOF, IRSA Inversiones y Representaciones S.A. has caused this Certificated Security to be duly executed.

IRSA INVERSIONES Y REPRESENTACIONES S.A.

By:
Name:
Title:

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Date:

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FORM OF REVERSE OF SECURITY

8.750% Senior Notes Due 2028

1. Principal and Interest

IRSA Inversiones y Representaciones S.A., a sociedad anónima organized under the laws of Argentina (“IRSA”) will issue the Securities in denominations of U.S.$1.00 and denominations of U.S.$1.00 in excess thereof.  The Stated Maturity Date of the Securities is June 22, 2028.

The principal amount of the Securities will be payable in consecutive annual installments commencing on June 22, 2024, and annually on every other Principal Payment Date thereafter. The final installment of the principal will, in any event, equal the then outstanding aggregate principal balance of the Securities and will be payable together with the accrued and unpaid interest thereon and any other amounts then owing by IRSA under the Securities.

Principal Payment Date	Percentage of Original Outstanding Principal Amount Payable

June 22, 2024	17.5%
June 22, 2025	17.5%
June 22, 2026	17.5%
June 22, 2027	17.5%
June 22, 2028	30%

In the case of any partial redemption or repurchase of Securities, the reduction in the principal balance of the Securities will be applied to reduce the remaining scheduled payment of installments of principal and corresponding percentages on a pro rata basis. The foregoing percentages shall also be adjusted pro rata upon the issuance of Additional Securities.

IRSA promises to pay interest on the principal amount of this Security on June 22 and December 22  of each year, commencing December 22, 2022 (each, an “Interest Payment Date”, and together with the Principal Payment Dates, each Redemption Date, the Stated Maturity Date, any date fixed for repurchase and any other date on which any payment of principal, interest or any other amount is due, the “Payment Dates”) at the rate of 8.750% per year.  Interest shall accrue from the most recent date to which interest has been paid on the Securities, or, if no interest has been paid, from and including July 8, 2022.

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2. Payment of Principal and Interest

Interest (and principal, if any, payable other than at Stated Maturity or upon acceleration or repurchase) shall be payable in immediately available funds to the Person in whose name a Security is registered at the close of business on the Record Date next preceding each Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Payment Date; provided that interest payable at Stated Maturity or upon acceleration or repurchase shall be payable to the Person to whom principal will be payable; and provided further, that if and to the extent IRSA defaults in the payment of the interest, including any Additional Amounts, due on such Payment Date, such defaulted interest, including any Additional Amounts, shall be paid to the Person in whose names such Securities are registered at the end of a subsequent record date established by IRSA by notice given by or on behalf of IRSA to the Holders of the Securities not less than fifteen (15) days preceding such special record date, such record date to be not less than fifteen (15) days preceding the date of payment in respect of such defaulted interest.

Payment of the principal of and any premium, Additional Amounts and other amounts on or in respect of any Security at Stated Maturity or upon acceleration or repurchase shall be made to the registered Holder on such date in immediately available funds to the person in whose name such Security is registered upon presentation (and if final payment) surrender of such Security at the Corporate Trust Office or at the specified office of any other Paying Agent; provided that the Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures.  Payments of the principal of and any premium, interest, Additional Amounts and other amounts on or in respect of Securities to be made other than at Stated Maturity or upon redemption shall be made by check mailed on or before the due date for such payments to the address of the Person entitled thereto as it appears in the Register; provided that (a) DTC, as Holder of the Global Securities, shall be entitled to receive payments of interest by wire transfer of immediately available funds, and (b) a Holder of at least US$1,000,000 in aggregate principal or face amount of Securities shall be entitled to receive payments of interest by wire transfer of immediately available funds to an account maintained by such Holder at a bank located in the United States as may have been appropriately designated by such Holder to the Trustee in writing no later than fifteen (15) days prior to the date such payment is due.

Payments of interest with respect to any Payment Date will include interest accrued to but excluding such Payment Date. Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each and, in the case of an incomplete month, the number of days elapsed.

If any Payment Date is not a Business Day, such Payment Date shall be the next Business Day succeeding such Business Day with the same force and effect as if made on the due date and no interest on such payment will accrue from and after such due date.

In the event of any foreign exchange restriction or prohibition in Argentina, IRSA shall make any and all payments in respect of interest on, or principal of, the Securities, to the extent permitted by applicable law, in U.S. dollars by:

(a) purchasing, with Pesos any series of Argentine Discount Bonds or Argentine Par Bonds or any other securities or public or private bonds issued in Argentina and denominated in U.S. dollars and transferring and selling such securities outside Argentina for U.S. dollars, or

B-7

(b) by means of any other legal procedure existing in Argentina for the purchase of U.S. dollars and their subsequent transfer abroad.

All costs and taxes payable in connection with the procedures referred to above shall be borne by IRSA.  IRSA’s payment obligations may only be deemed satisfied and discharged upon receipt by the relevant Holder or the Trustee, as the case may be, of the U.S. dollar amounts obtained through the transactions specified above necessary to satisfy the relevant amount owing on the Securities.

3. Trustee and Agents

Initially, The Bank of New York Mellon shall act as trustee (the “Trustee”), Co-Registrar, Principal Paying Agent and Transfer Agent.  Banco Santander Argentina S.A. shall act as Registrar, Paying Agent, Transfer Agent and representative of the Trustee in Argentina (the “Representative of the Trustee in Argentina”). IRSA may appoint and change any Paying Agent, Registrar or Co-Registrar without notice to any Holder. IRSA may act as Paying Agent, Registrar or Co-Registrar.

4. Indenture

IRSA originally issued the Securities under an Indenture, dated as of July 8, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among IRSA, the Trustee and the Representative of the Trustee in Argentina. The terms of the Securities include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as amended or supplemented from time to time.

The Securities are senior unsecured obligations of IRSA. Subject to the conditions set forth in the Indenture and without the consent of the Holders, IRSA may issue Additional Securities. All Securities shall be treated as a single class of securities under the Indenture. The Indenture imposes certain limitations, subject to certain exceptions, on, among other things, the ability of IRSA to incur additional Indebtedness, make Restricted Payments, incur in certain Liens, enter into certain Affiliate transactions, or consolidate or merge or transfer or convey all or substantially all of IRSA’s assets.

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5. Optional Redemption

Redemption for Taxation Reasons

The Securities may be redeemed at IRSA’s option in whole, but not in part, at any time, on giving not less than 5 nor more than 60 days’ written notice (which will be irrevocable) to the Trustee and the Holders and, if applicable, the CNV, at 100% of the principal amount thereof, together with any accrued but unpaid interest and any Additional Amounts to, but excluding, the date fixed for redemption, if, as a result of any change in, or amendment to, the laws (or any regulations or rulings issued thereunder) of Argentina or any other jurisdiction in which IRSA is organized or is resident for tax purposes or through which payment on the Securities is made, or any political subdivision thereof or any authority therein (each, an “Applicable Jurisdiction”), or any change in the application, administration or official interpretation of such laws, regulations or rulings, including, without limitation, the holding of a court of competent jurisdiction (a “Change in Tax Law”), IRSA has or will become obligated to pay Additional Amounts on or in respect of the Securities, which change or amendment is announced and becomes effective on or after the date of issuance of the Securities, and IRSA determines in good faith that such obligation cannot be avoided by taking reasonable measures available to IRSA (provided that reasonable measures shall not include changing IRSA’s jurisdiction of organization or the location of IRSA’s principal executive office or incurring any cost or expense that IRSA deems in good faith to be material). Prior to the distribution of any notice of redemption pursuant to this paragraph, IRSA will deliver to the Trustee (i) an Officer’s Certificate stating that IRSA has or will become obligated to pay Additional Amounts as a result of a Change in Tax Law, and that such obligation cannot be avoided by IRSA taking reasonable measures available to IRSA and (ii) an opinion of independent legal counsel qualified under the laws of Argentina to the effect that IRSA is or would become obligated to pay Additional Amounts as a result of a Change in Tax Law. The Trustee will be entitled to accept such certificate and opinion of counsel as sufficient evidence of the satisfaction of the conditions precedent contained in the second preceding sentence, in which event it will be conclusive and binding on the Holders of the Securities. In all cases Holders of the Securities shall be treated on an equal basis.

Optional Make-Whole Redemption

Prior to June 22, 2025, (the “First Call Date”) IRSA may, at its option, redeem the Securities, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the outstanding principal amount of the Securities and (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (excluding accrued but unpaid interest to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points plus, in either case, accrued and unpaid interest to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by IRSA in accordance with the following two paragraphs:

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The Treasury Rate shall be determined by IRSA after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, IRSA shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the First Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the First Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, IRSA shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the First Call Date, as applicable. If there is no United States Treasury security maturing on the First Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the First Call Date, one with a maturity date preceding the First Call Date and one with a maturity date following the First Call Date, IRSA shall select the United States Treasury security with a maturity date preceding the First Call Date. If there are two or more United States Treasury securities maturing on the First Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, IRSA shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semiannual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

IRSA’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.  The Trustee shall have no obligation to calculate or verify any calculation of the redemption price.

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Optional Scheduled Redemption

On and after June 22, 2025, IRSA may redeem the Securities, at its option, in whole at any time or in part from time to time, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued and unpaid interest to, but excluding, the Redemption Date (subject to the right of Holders on the relevant Regular Record Date to receive interest due on the relevant Payment Date), if redeemed during the 12-month period commencing on June 22 of any year set forth below:

Year	Redemption Price
2025	104.3750%
2026	102.1875%
2027 and thereafter	100.000%

Redemption Procedures

If IRSA is redeeming less than all of the Securities at any time, Securities in global form to be redeemed shall be selected for redemption in accordance with the applicable procedures of DTC, or, in the case of Securities in certificated form, the Trustee will select the Securities to be redeemed (a) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities are listed or (b) on a pro rata basis to the extent practicable.

Notices of redemption shall be mailed by first-class mail, postage prepaid, at least 5 but not more than 60 days before the Redemption Date (or, at least 30 but not more than 60 days before the Redemption Date in the event of a redemption as described in Section 3.21(f) of the Indenture) to each Holder of Securities at such Holder’s registered address (or, in the case of Securities in global form, given electronically in accordance with the applicable procedures of DTC), except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. If any Security is to be purchased or redeemed in part only, any notice of redemption that relates to such Security shall state the portion of the principal amount thereof that has been or is to be purchased or redeemed.

6. Mandatory Repurchase Provisions – Change of Control Offer

Upon the occurrence of a Change of Control Triggering Event, each Holder of Securities shall have the right to require that IRSA purchase all or a portion (in integral multiples of U.S.$1.00) of the Holder’s Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to (and excluding) the date of purchase. Within 30 days following the date upon which the Change of Control Triggering Event occurs, IRSA must make a Change of Control Offer pursuant to a notice in accordance with the Indenture. This notice shall state, among other things, the Change of Control Payment Date, which must be no earlier than 30 days nor later than 60 days from the date the notice is given, other than as may be required by applicable law.

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7. Denominations; Transfer; Exchange

The Securities are in fully registered form without coupons, and only in minimum denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. A Holder may transfer or exchange Securities in accordance with the Indenture. The Co-Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Co-Registrar shall be entitled to request such evidence reasonably satisfactory to it documenting the identity and/or signatures of the transferor and the transferee. The Co-Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before the giving of a notice of Securities to be redeemed and ending on the date of such notice or (ii) any Securities for a period beginning 15 days before a Payment Date and ending on such Payment Date.

8. Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to IRSA at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to IRSA and not to the Trustee for payment.

10. Discharge Prior to Redemption or Maturity

Subject to certain conditions set forth in the Indenture, IRSA at any time may terminate some or all of its obligations under the Securities and the Indenture if IRSA deposits with the Trustee U.S. Dollars and/or U.S. Government Obligations for the payment of principal of and interest on the Securities to redemption or maturity, as the case may be.

11. Amendment, Waiver

(a)

Without the consent of any Holder, IRSA, when authorized by a resolution of its Board of Directors, and the Trustee may, among other things, supplement the Indenture or the Securities to add to the covenants of IRSA further covenants, restrictions, conditions or provisions for the benefit of the Holders or to surrender any right or power herein conferred upon IRSA; to evidence the succession for another Person to IRSA and the assumption by any such successor of the covenants and obligations of IRSA in the Securities and in the Indenture; to comply with any requirements of the CNV, BYMA, MAE or the SEC in specific cases; to conform the text of the Indenture to the “Description of the New Notes” in the Exchange Offer Memorandum; to make modifications which are minor or technical nature, or correcting or supplementing any ambiguous, inconsistent or defective provision; or to make any other changes which do not adversely affect the rights of any of the Holders in any material respect.

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(b)

Pursuant to and in accordance with the Indenture, (i) the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any Default or Event of Default under the Indenture may be waived with the written consent of the Holders of a majority in aggregate principal amount of the then Outstanding Securities. However, without the consent of at least 90% of the Holders of the Outstanding Securities directly affected thereby, no amendment may, among other things, extend the scheduled due date for the payment of principal of, premium, if any, or any installment of interest on any such Security; reduce the principal amount of, the stated rate of interest on or the premium payable upon redemption of the Securities, reduce IRSA’s obligation to pay Additional Amounts on the Securities, shorten the period during which IRSA is not permitted to redeem the Securities, change the required places at which the Securities or the premium or interest thereon is payable, reduce the percentage of the aggregate principal amount of the Securities necessary to modify, amend or supplement the Indenture or the Securities, or for waiver of compliance with certain provisions thereof or for waiver of certain defaults or reduce the percentage of aggregate principal amount of Outstanding Securities required for the adoption of a resolution or the quorum required at any meeting of Holders of such Securities at which a resolution is adopted or to consent to any amendments through written consent.

12. Defaults and Remedies

If an Event of Default occurs and is continuing, the Trustee at the direction of the Holders of at least 25% in aggregate principal amount of the then Outstanding Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default, which shall result in the Securities being due and payable immediately upon the occurrence of such Events of Default. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity and/or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate principal amount of the outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

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13. Trustee Dealings with IRSA

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by IRSA and may otherwise deal with IRSA with the same rights it would have if it were not Trustee.

14. No Recourse Against Others

No past, present or future incorporator, director, officer, employee, shareholder or controlling person, as such, of IRSA, shall have any liability for any obligations of IRSA under the Securities, or the Indenture or for any claims based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

15. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) signs the certificate of authentication on the other side of this Security by manual, facsimile or electronic signature.

16. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

17. CUSIP or ISIN Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures IRSA has caused CUSIP or ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP or ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

19. Currency of Account; Conversion of Currency

U.S. Dollars is the sole currency of account and payment for all sums payable by IRSA under or in connection with the Securities, or the Indenture. IRSA shall indemnify the Holders and the Trustee as provided in respect of the conversion of currency relating to the Securities and the Indenture.

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20. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

IRSA has agreed that any suit, action or proceeding arising out of or based upon the Indenture or the Securities may be instituted in any New York state or U.S. federal court in The City of New York, New York. IRSA has irrevocably submitted to the jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury, any objection it may now or hereafter have to the laying of venue of any such proceeding, and any claim it may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum and any right to the jurisdiction of any other courts to which any of them may be entitled, on account of place of residence or domicile. IRSA has appointed Cogency Global Inc., 122 East 42nd Street, 18th Floor, New York, New York, 10168, as its authorized agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the Securities which may be instituted in any New York state or U.S. federal court in The City of New York, New York. To the extent that IRSA has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to it or any of their property, IRSA has irrevocably waived and agreed not to plead or claim such immunity in respect of its obligations under the Indenture or the Securities.

Nothing in the preceding paragraph shall affect the right of the Trustee or any Holder of the Securities to serve process in any other manner permitted by law.

IRSA shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

IRSA Inversiones y Representaciones S.A.

Carlos M. Della Paolera 261, 9th floor,

City Of Buenos Aires, Argentina

Attn: Matías I. Gaivironsky / Leonardo Magliocco

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FORM OF TRANSFER

[Include the following for Certificated Securities not bearing a Restrictive Legend]

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned Holder hereby sells, assigns and transfers unto

(Please print or typewrite name and address including postal code of assignee)

this Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such amount of said Security on the books of IRSA with full power of substitution in the premises.

Date:

Signed:

NOTICE: The signature to this

assignment must correspond with the

name as written upon the face of the

within instrument in every particular,

without alteration or enlargement or any

change whatsoever.

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FORM OF TRANSFER

[Include the following for Certificated Securities bearing Restrictive Legends]

TRANSFER NOTICE

FOR VALUE RECEIVED, the undersigned Holder hereby sells, assigns and transfers unto

(Please print or typewrite name and address including postal code of assignee)

Insert Taxpayer Identification No.:

this Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such amount of said Security on the books of IRSA with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date that is one year after the original issue date of this Security (provided that IRSA or any affiliate of IRSA has not acquired this Security during such one-year period), the undersigned confirms that without utilizing any general advertising or general solicitation:

(check one)

☐         (a) This Security is being transferred pursuant to the exception from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 144A thereunder (“Rule 144A”) and, upon registration of such transfer, each beneficial owner of this Security will be a “qualified institutional buyer” (as defined in Rule 144A), and each such person has been advised that this Security is being sold or transferred to it in reliance upon Rule 144A and has received the information, if any, requested by it pursuant to Rule 144A; or

☐         (b) This Security is being transferred pursuant to the exemption from registration under the Securities Act provided by Regulation S under the Securities Act (“Regulation S”), and the address of the person in whose name this Security is to be registered upon transfer is an address outside the United States (as defined in Regulation S); or

☐         (c) This Security is being transferred to IRSA; or

☐         (d) This Security is being transferred other than in accordance with (a), (b) or (c)  above, and documents are being furnished to the Trustee or the transfer agent which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such registration of transfer set forth herein and in the Indenture shall have been satisfied.

Date:

Signed:	______________________________________

NOTICE: The signature to this assignment

must correspond with the name as written

upon the face of the within instrument in

every particular, without alteration or

enlargement or any change whatsoever.

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